Exhibit 99.1
Elastic Reports First Quarter Fiscal 2024 Financial Results

Q1 Revenue of $294 million, up 17% year-over-year (17% in constant currency)
Q1 Elastic Cloud Revenue of $121 million, up 24% year-over-year (24% in constant currency)

SAN FRANCISCO, Calif., Aug 31, 2023 -- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch®, announced financial results for its first quarter of fiscal 2024 ended July 31, 2023.

First Quarter Fiscal 2024 Financial Highlights

•Total revenue was $294 million, an increase of 17% year-over-year, as reported and on a constant currency basis
•Elastic Cloud revenue was $121 million, an increase of 24% year-over-year, as reported and on a constant currency basis
•GAAP operating loss was $36 million; GAAP operating margin was -12%
•Non-GAAP operating income was $29 million; non-GAAP operating margin was 10%
•GAAP net loss per share was $0.50; non-GAAP diluted earnings per share was $0.25
•Operating cash flow was $38 million with adjusted free cash flow of $49 million
•Cash, cash equivalents, and marketable securities were $957 million as of July 31, 2023

“We had a strong start to the fiscal year, and delivered better than expected results as customers continued to consolidate vendors and adopt Elastic as their AI-powered data analytics platform of choice for addressing multiple real-time search use cases,” said Ash Kulkarni, CEO, Elastic. “In Q1, we saw growing use of Elasticsearch as a vector database and significant activity around generative AI. We are very excited about the long-term opportunity generative AI represents for Elastic.”

First Quarter Fiscal 2024 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total subscription customer count was approximately 20,500 compared to approximately 20,200 in Q4 FY23, and over 19,300 in Q1 FY23
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 1,190 compared to over 1,160 in Q4 FY23, and over 1,010 in Q1 FY23
•Net Expansion Rate was approximately 113%

Product Innovations and Updates
•Introduced Elastic AI Assistant, powered by ESRE™ to guide analyst investigations and remediation across security and observability
•Delivered new hybrid search capabilities with the industry-leading implementation of Reciprocal Rank Fusion (RRF), a part of ESRE, to combine vector, keyword, and semantic techniques for better results
•Integrated Time Series Data Streams (TSDS) with popular Elastic Observability integrations for Elastic Agent enabling the potential to reduce storage needed for metrics data by up to 70%
•Extended support for advanced entity analytics in Elastic Security with lateral movement detection capabilities

•Improved performance for the Elasticsearch platform including faster search aggregations and cross cluster search, and dense vector search acceleration for semantic search

Other Business Highlights
•Won the Microsoft Worldwide and US 2023 Partner of the Year award for Commercial Marketplace
•Awarded the Google Cloud Global Technology Partner of the Year Award
•Named the AWS US ISV Rising Star Partner of the Year
•Released second annual sustainability report, highlighting progress toward embedding sustainability into the business, including 40% reduction in greenhouse gas emissions intensity
•Appointed Joanna Daly as chief human resources officer, focused on supporting scalable growth of the company as Elastic continues to build on its global reputation as the leading search platform

Financial Outlook

The Company is providing the following guidance:

For the second quarter of fiscal 2024 (ending October 31, 2023):

•Total revenue is expected to be between $303 million and $305 million, representing 15% year-over-year growth at the midpoint (13% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be between 9.5% and 10.0%
•Non-GAAP earnings per share is expected to be between $0.23 and $0.25, assuming between 101.5 million and 102.5 million diluted weighted average ordinary shares outstanding

For fiscal 2024 (ending April 30, 2024):

•Total revenue is expected to be between $1.242 billion and $1.250 billion, representing 17% year-over-year growth at the midpoint (16% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be between 10.0% and 10.5%
•Non-GAAP earnings per share is expected to be between $1.01 and $1.11, assuming between 102.0 million and 104.0 million diluted weighted average ordinary shares outstanding

The guidance assumes, among others, the following exchange rates: 1 Euro = 1.081 US Dollars; and 1 Great British Pound = 1.258 US Dollars.

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially. We present historical and forward-looking non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding

Use of Non-GAAP Financial Measures” for an explanation of these non-GAAP measures. A reconciliation of forward-looking non-GAAP measures to the corresponding GAAP measures for operating margin and net loss per share is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. A presentation containing financial and operating information will be available at the same website. The replay of the webcast will also be available on the investor relations website.

About Elastic

Elastic (NYSE: ESTC) is a leading platform for search-powered solutions. Elastic understands it’s the answers, not just the data. The Elasticsearch platform enables anyone to find the answers they need in real-time using all their data, at scale. Elastic delivers complete, cloud-based, AI-powered solutions for enterprise security, observability and search built on the Elasticsearch platform, the development platform used by thousands of companies, including more than 50% of the Fortune 500. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Forward-Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter ending October 31, 2023 and the fiscal year ending April 30, 2024, the expected performance or benefits of our offerings, and expected market opportunities. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; our ability to continue to deliver and improve our offerings and develop new offerings (including innovations around AI use cases); customer acceptance and purchase of our new and existing offerings; the expansion and adoption of our Elastic Cloud offerings; our ability to realize value from investments in the business; our ability to maintain and expand our user and customer base; the impact of the uncertain macroeconomic environment and ongoing conflict between Russia and Ukraine on our business, operations, hiring and financial results, and on businesses and spending priorities of our customers and partners; bank failures; the impact of our pricing model strategies on our business; the impact of foreign currency exchange rate fluctuations and the uncertain inflation and interest rate environment on our results; our international expansion strategy; our operating results and cash flows; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy, our forecasts regarding our business; and general market, political, economic and business conditions.

Any additional or unforeseen effect from the uncertain macroeconomic environment or ongoing conflict between Russia and Ukraine may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2023 and subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review the differences between GAAP financial measures and the corresponding non-GAAP financial measures, and not to rely on any single financial measure to evaluate our business.

Reconciliations of historical GAAP financial measures to their respective historical non-GAAP financial measures are included below. In relation to constant currency non-GAAP financial measures, the only reconciling item between GAAP financial measures and non-GAAP financial measures is the effect of foreign currency rate fluctuations. Further details on how we calculate such effects can be found in the definition of “Constant Currency” below.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense and related employer taxes and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income (Loss) and Non-GAAP Operating Margin

We define non-GAAP operating income (loss) and non-GAAP operating margin as GAAP operating income (loss) and GAAP operating margin, respectively, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. We believe non-GAAP operating income (loss) and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Earnings Per Share
We define non-GAAP earnings per share as GAAP net loss per share, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, restructuring and other related charges, and the tax effects related to the foregoing. We believe non-GAAP earnings per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin

Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities adjusted for cash paid for interest less cash used for investing activities for purchases of property and equipment. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Constant Currency

We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

Contact Information

Janice Oh
Elastic Investor Relations
ir@elastic.co

Madge Miller
Elastic Corporate Communications
PR-Team@elastic.co

Elastic N.V.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended July 31,
	2023	2022
Revenue
Subscription	$270,247	$231,814
Services	23,506	18,267
Total revenue	293,753	250,081
Cost of revenue
Subscription	57,266	53,551
Services	20,211	19,428
Total cost of revenue	77,477	72,979
Gross profit	216,276	177,102
Operating expenses
Research and development	80,690	78,649
Sales and marketing	133,169	125,006
General and administrative	37,939	34,088
Restructuring and other related charges	725	—
Total operating expenses	252,523	237,743
Operating loss	(36,247)	(60,641)
Other income (expense), net
Interest expense	(6,306)	(6,401)
Other income, net	7,300	339
Loss before income taxes	(35,253)	(66,703)
Provision for income taxes	13,255	2,848
Net loss	$(48,508)	$(69,551)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.50)	$(0.74)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	97,942,049	94,621,365

Elastic N.V.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)
(unaudited)

	As of July 31, 2023	As of April 30, 2023
Assets
Current assets:
Cash and cash equivalents	$630,565	$644,167
Restricted cash	2,677	2,473
Marketable securities	326,528	271,041
Accounts receivable, net of allowance for credit losses of $3,333 and $3,409 as of July 31, 2023 and April 30, 2023, respectively	185,372	260,919
Deferred contract acquisition costs	60,214	55,813
Prepaid expenses and other current assets	35,008	39,867
Total current assets	1,240,364	1,274,280
Property and equipment, net	5,042	5,092
Goodwill	303,836	303,642
Operating lease right-of-use assets	17,427	19,997
Intangible assets, net	24,896	29,104
Deferred contract acquisition costs, non-current	95,357	95,879
Deferred tax assets	7,064	7,412
Other assets	7,424	8,076
Total assets	$1,701,410	$1,743,482
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$16,035	$35,151
Accrued expenses and other liabilities	64,453	63,532
Accrued compensation and benefits	72,700	76,483
Operating lease liabilities	11,627	12,749
Deferred revenue	506,919	528,704
Total current liabilities	671,734	716,619
Deferred revenue, non-current	27,214	34,248
Long-term debt, net	567,806	567,543
Operating lease liabilities, non-current	11,994	13,942
Other liabilities, non-current	10,939	12,233
Total liabilities	1,289,687	1,344,585
Shareholders’ equity:
Convertible preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of July 31, 2023 and April 30, 2023	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 98,377,727 shares issued and outstanding as of July 31, 2023 and 97,366,947 shares issued and outstanding as of April 30, 2023	1,035	1,024
Treasury stock	(369)	(369)
Additional paid-in capital	1,532,543	1,471,584
Accumulated other comprehensive loss	(19,651)	(20,015)
Accumulated deficit	(1,101,835)	(1,053,327)
Total shareholders’ equity	411,723	398,897
Total liabilities and shareholders’ equity	$1,701,410	$1,743,482

Elastic N.V.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended July 31,
	2023	2022
Cash flows from operating activities
Net loss	$(48,508)	$(69,551)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	5,053	5,214
Amortization of discounts or premiums on marketable securities	(2,468)	—
Amortization of deferred contract acquisition costs	17,572	17,444
Amortization of debt issuance costs	263	252
Non-cash operating lease cost	2,652	3,005
Stock-based compensation expense	57,127	46,883
Deferred income taxes	392	667
Foreign currency transaction loss	1,200	1,779
Other	(34)	22
Changes in operating assets and liabilities:
Accounts receivable, net	75,871	45,991
Deferred contract acquisition costs	(21,145)	(19,676)
Prepaid expenses and other current assets	4,896	4,729
Other assets	680	2,114
Accounts payable	(19,233)	9,873
Accrued expenses and other liabilities	(411)	(16,741)
Accrued compensation and benefits	(3,885)	(11,521)
Operating lease liabilities	(3,100)	(3,204)
Deferred revenue	(29,110)	(26,985)
Net cash provided by (used in) operating activities	37,812	(9,705)
Cash flows from investing activities
Purchases of property and equipment	(632)	(479)
Purchases of marketable securities	(83,579)	—
Maturities of marketable securities	29,116	—
Net cash used in investing activities	(55,095)	(479)
Cash flows from financing activities
Proceeds from issuance of ordinary shares upon exercise of stock options	3,843	3,397
Net cash provided by financing activities	3,843	3,397
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	42	(5,702)
Net decrease in cash, cash equivalents, and restricted cash	(13,398)	(12,489)
Cash, cash equivalents, and restricted cash, beginning of period	646,640	863,637
Cash, cash equivalents, and restricted cash, end of period	$633,242	$851,148

Elastic N.V.
Revenue by Type
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31,
	2023		2022
	Amount	% of Total Revenue	Amount	% of Total Revenue
Elastic Cloud	$121,172	41%	$97,729	39%
Other subscription	149,075	51%	134,085	54%
Total subscription	270,247	92%	231,814	93%
Services	23,506	8%	18,267	7%
Total revenue	$293,753	100%	$250,081	100%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Supplementary Information
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31, 2023	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes	% Change Quarter Over Quarter	% Change Quarter Over Quarter Excluding Currency Changes
Revenue
Elastic Cloud	$121,172	24%	24%	8%	8%
Other subscription	$149,075	11%	11%	4%	3%
Total subscription	$270,247	17%	16%	6%	5%
Total revenue	$293,753	17%	17%	5%	5%
Total deferred revenue	$534,133	23%	21%	(5)%	(5)%
Total remaining performance obligations	$1,118,249	23%	20%	1%	1%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Adjusted Free Cash Flow
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31,
	2023	2022
Net cash provided by (used in) operating activities	$37,812	$(9,705)
Less: Purchases of property and equipment	(632)	(479)
Add: Interest paid on long-term debt	11,859	11,859
Adjusted free cash flow (1)	$49,039	$1,675
Net cash used in investing activities	$(55,095)	$(479)
Net cash provided by financing activities	$3,843	$3,397
Net cash provided by (used in) operating activities (as a percentage of total revenue)	13%	(4)%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	—%
Add: Interest paid on long-term debt (as a percentage of total revenue)	4%	5%
Adjusted free cash flow margin	17%	1%
(1) Adjusted free cash flow includes $0.5 million of cash paid for restructuring and other charges during the three months ended July 31, 2023.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands, except percentages, share and per share data)
(unaudited)

	Three Months Ended July 31,
	2023	2022
Gross Profit Reconciliation:
GAAP gross profit	$216,276	$177,102
Stock-based compensation expense and related employer taxes	5,394	4,752
Amortization of acquired intangibles	2,976	2,964
Non-GAAP gross profit	$224,646	$184,818
Gross Margin Reconciliation(1):
GAAP gross margin	73.6%	70.8%
Stock-based compensation expense and related employer taxes	1.8%	1.9%
Amortization of acquired intangibles	1.0%	1.2%
Non-GAAP gross margin	76.5%	73.9%
Operating Income Reconciliation:
GAAP operating loss	$(36,247)	$(60,641)
Stock-based compensation expense and related employer taxes	59,614	49,265
Amortization of acquired intangibles	4,208	4,195
Acquisition-related expenses	780	2,517
Restructuring and other related charges	725	—
Non-GAAP operating income (loss)	$29,080	$(4,664)
Operating Margin Reconciliation(1):
GAAP operating margin	(12.3)%	(24.2)%
Stock-based compensation expense and related employer taxes	20.3%	19.7%
Amortization of acquired intangibles	1.4%	1.7%
Acquisition-related expenses	0.3%	1.0%
Restructuring and other related charges	0.2%	—%
Non-GAAP operating margin	9.9%	(1.9)%
Net Income (Loss) Reconciliation:
GAAP net loss	$(48,508)	$(69,551)
Stock-based compensation expense and related employer taxes	59,614	49,265
Amortization of acquired intangibles	4,208	4,195
Acquisition-related expenses	780	2,517
Restructuring and other related charges	725	—
Income tax(2)	8,585	(148)
Non-GAAP net income (loss)	$25,404	$(13,722)
Non-GAAP earnings (loss) per share attributable to ordinary shareholders, basic(1)	$0.26	$(0.15)
Non-GAAP earnings (loss) per share attributable to ordinary shareholders, diluted(1)	$0.25	$(0.15)
Weighted-average shares used to compute earnings (loss) per share attributable to ordinary shareholders, basic	97,942,049	94,621,365
Weighted-average shares used to compute earnings (loss) per share attributable to ordinary shareholders, diluted	101,334,074	94,621,365
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings (loss) per share are calculated based upon the respective underlying, non-rounded data.

(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as other significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands)
(unaudited)

	Three Months Ended July 31,
	2023	2022
Cost of revenue reconciliation:
GAAP subscription	$57,266	$53,551
Stock-based compensation expense and related employer taxes	(2,381)	(2,383)
Amortization of acquired intangibles	(2,976)	(2,964)
Non-GAAP subscription	$51,909	$48,204
GAAP services	$20,211	$19,428
Stock-based compensation expense and related employer taxes	(3,013)	(2,369)
Non-GAAP services	$17,198	$17,059
Operating expenses reconciliation:
GAAP research and development expense	$80,690	$78,649
Stock-based compensation expense and related employer taxes	(23,405)	(19,672)
Acquisition-related expenses	(780)	(2,480)
Non-GAAP research and development expense	$56,505	$56,497
GAAP sales and marketing expense	$133,169	$125,006
Stock-based compensation expense and related employer taxes	(19,669)	(16,422)
Amortization of acquired intangibles	(1,232)	(1,231)
Non-GAAP sales and marketing expenses	$112,268	$107,353
GAAP general and administrative expense	$37,939	$34,088
Stock-based compensation expense and related employer taxes	(11,146)	(8,419)
Acquisition-related expenses	—	(37)
Non-GAAP general and administrative expense	$26,793	$25,632